                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 10, 2005
(Date of earliest event reported)

                      Banc of America Funding Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                       333-121559                56-1930085
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

        214 North Tryon Street
       Charlotte, North Carolina                                    21703
Address of principal executive offices                            (Zip Code)

Registrant's Telephone Number, including area code (704) 386-2400

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association), Computational Materials and Structural Term Sheets (each as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 9.01. Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------         -----------
    (99)            Collateral Term Sheets, Computational Materials and
                    Structural Term Sheets prepared by Banc of America
                    Securities LLC in connection with Banc of America Funding
                    Corporation, Mortgage Pass-Through Certificates, Series
                    2005-B

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANC OF AMERICA FUNDING CORPORATION

March 10, 2005


                                             By: /s/ Scott Evans
                                                 -------------------------------
                                             Name: Scott Evans
                                             Title: Senior Vice President

                               INDEX TO EXHIBITS

                                                       Paper (P) or
Exhibit No.   Description                              Electronic (E)
-----------   -----------                              --------------
    (99)      Collateral Term Sheets, Computational    E
              Materials and Structural Term Sheets
              prepared by Banc of America Securities
              LLC in connection with Banc of America
              Funding Corporation, Mortgage Pass-
              Through Certificates, Series 2005-B